                                                                    EXHIBIT 99.8

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                           568,923.70
      Available Funds:
         Contract Payments due and received in this period                                                       4,380,050.48
         Contract Payments due in prior period(s) and received in this period                                      224,490.78
         Contract Payments received in this period for next period                                                  68,259.31
         Sales, Use and Property Tax, Maintenance, Late Charges                                                    135,091.87
         Prepayment Amounts related to early termination in this period                                                  0.00
         Servicer Advance                                                                                        3,194,201.68
         Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
         Transfer from Reserve Account                                                                             122,192.78
         Interest earned on Collection Account                                                                       2,823.43
         Interest earned on SPG Account                                                                                255.12
         Proceeds from repurchase of Contracts per Contribution and
           Servicing Agreement Section 5.03                                                                              0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
           contract < Predecessor contract)                                                                              0.00
         Amounts paid under insurance policies                                                                           0.00
         Any other amounts                                                                                               0.00

                                                                                                                -------------
      Total Available Funds                                                                                      8,696,289.15
      Less: Amounts to be Retained in Collection Account                                                           405,192.77
                                                                                                                -------------
      AMOUNT TO BE DISTRIBUTED                                                                                   8,291,096.38
                                                                                                                =============

      DISTRIBUTION OF FUNDS:

         1.  To Trustee -  Fees                                                                                          0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            332,720.52
         3.  To Bank of America Derivative Settlement                                                              493,624.26
         4.  To Noteholders (For Servicer Report immediately following the
             Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                       0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                           4,377,025.92
                a) Class A3b Principal (distributed after A2 Note matures) and Interest                          1,821,627.66
                b) Class B Principal and Interest                                                                  113,696.88
                c) Class C Principal and Interest                                                                  231,463.89
                d) Class D Principal and Interest                                                                  154,955.91
                e) Class E Principal and Interest                                                                  212,168.91

         5.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                               117,661.76
         6.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       6,855.72
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    102,851.18
                c) Reserve Account Distribution (Provided no Restricting or
                   Amortization Event in effect)                                                                         0.00
         7.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            138,170.42
         8.  To Servicer, Servicing Fee and other Servicing Compensations                                          188,273.35
                                                                                                                -------------
      TOTAL FUNDS DISTRIBUTED                                                                                    8,291,096.38
                                                                                                                =============

                                                                                                                -------------
      End of Period Collection Account Balance {Includes Payments in Advance
      & Restricting Event Funds (if any)}                                                                          405,192.77
                                                                                                                =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                               $6,821,018.04
      - Add Investment Earnings                                                                                 $    4,531.02
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                          $  117,661.76
      - Less Distribution to Certificate Account                                                                $  122,192.78
                                                                                                                -------------
End of period balance                                                                                           $6,821,018.04
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                       $6,821,018.04
                                                                                                                =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes

       Pool A                                                    208,397,784.95
       Pool B                                                     56,958,741.11
                                                                 --------------
Class A Overdue Interest, if any                                           0.00           265,356,526.06
Class A Monthly Interest - Pool A                                    406,820.95
Class A Monthly Interest - Pool B                                    111,191.24
Class A Overdue Principal, if any                                    378,018.77
Class A Monthly Principal - Pool A                                 4,076,589.57
Class A Monthly Principal - Pool B                                 1,604,051.82
Excess (Shortfall) cash to Principal                                       0.00
Reserve Account Distribution                                               0.00
Cash Shortfall due to Residual funds
 erroneously received in August                                     (378,018.77)
                                                                                            5,680,641.39

                                                                 --------------
Ending Principal B Pool A                                        203,943,176.61
                   Pool B                                         55,354,689.29
                                                                 --------------           --------------
                                                                                          259,297,865.90
                                                                                          ==============


Interest Paid Per $      1,000      Principal Paid Per $       1,000         Ending Principal
Original Face     $400,172,000      Original Face      $ 400,172,000         Balance Factor
                  $   1.294474                         $   15.140140               64.796604%

Class A Overdue Principal not paid this period - Pool A
Class A Overdue Principal not paid this period - Pool B


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
       Class A1                                                            0.00
       Class A2                                                            0.00
       Class A3a                                                 193,115,336.58
       Class A3b                                                  72,241,189.48

                                                                 --------------
Class A Monthly Interest                                                                  265,356,526.06
       Class A1 (Actual Number Days/360)                                   0.00
       Class A2                                                            0.00
       Class A3a                                                     242,893.66
       Class A3b                                                     275,118.53

                                                                 --------------
Class A Monthly Principal
       Class A1                                                            0.00
       Class A2                                                            0.00
       Class A3a                                                   4,134,132.26
       Class A3b                                                   1,546,509.13

                                                                 --------------
                                                                                            5,680,641.39
Ending Principal Balance of the Class A Notes
       Class A1                                                            0.00
       Class A2                                                            0.00
       Class A3a                                                 188,981,204.32
       Class A3b                                                  70,694,680.35

                                                                 --------------           --------------
                                                                                          259,675,884.67
                                                                                          ==============
Class A3


Interest Paid Per    $        1,000            Principal Paid Per   $        1,000              Ending Principal
Original Face        $  281,000,000            Original Face        $  281,000,000              Balance Factor
                     $     1.843460                                 $    20.215806                    92.411347%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003



V.  CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
     Pool A                                                        3,551,655.03
     Pool B                                                          970,729.13
                                                                   ------------
                                                                                              4,522,384.16

Class B Overdue Interest, if any                                           0.00
Class B Monthly Interest - Pool A                                     13,259.51
Class B Monthly Interest - Pool B                                      3,624.06
Class B Overdue Principal, if any                                      6,442.45
Class B Monthly Principal - Pool A                                    69,475.98
Class B Monthly Principal - Pool B                                    27,337.33
Cash Shortfall due to Residual funds erroneously
 received in August                                                   (6,442.45)                 96,813.31
                                                                   ------------
Ending Principal Balance of the Class B Notes

     Pool A                                                        3,482,179.05
     Pool B                                                          943,391.80
                                                                   ------------               ------------
                                                                                              4,425,570.85
                                                                                              ============



    Interest Paid Per   $     1,000            Principal Paid Per  $      1,000         Ending Principal
    Original Face       $ 6,820,000            Original Face       $  6,820,000         Balance Factor
                        $  2.475597                                $  14.195500               64.891068%



VI.   CLASS C NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class C Notes

     Pool A                                                        7,103,310.03
     Pool B                                                        1,941,458.26
                                                                   ------------
                                                                                          9,044,768.29

Class C Overdue Interest, if any                                           0.00
Class C Monthly Interest - Pool A                                     29,715.51
Class C Monthly Interest - Pool B                                      8,121.77
Class C Overdue Principal, if any                                     12,884.90
Class C Monthly Principal - Pool A                                   138,951.95
Class C Monthly Principal - Pool B                                    54,674.66
Cash Shortfall due to Residual funds erroneously
 received in August                                                  (12,884.90)            193,626.61
                                                                   ------------
Ending Principal Balance of the Class C Notes

     Pool A                                                        6,964,358.08
     Pool B                                                        1,886,783.60
                                                                   ------------           ------------
                                                                                          8,851,141.68
                                                                                          ============



    Interest Paid Per      $      1,000          Principal Paid Per  $       1,000            Ending Principal
    Original Face          $ 13,640,000          Original Face       $  13,640,000            Balance Factor
                           $   2.773994                              $   14.195499                  64.891068%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003



VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

    Pool A                                                         4,733,804.13
    Pool B                                                         1,293,831.03
                                                                   ------------
                                                                                          6,027,635.16

Class D Overdue Interest, if any                                           0.00
Class D Monthly Interest - Pool A                                     20,355.36
Class D Monthly Interest - Pool B                                      5,563.47
Class D Overdue Principal, if any                                      8,586.79
Class D Monthly Principal - Pool A                                    92,600.67
Class D Monthly Principal - Pool B                                    36,436.41
Cash Shortfall due to Residual funds
  erroneously received in August                                      (8,586.79)            129,037.08
                                                                   ------------
Ending Principal Balance of the Class D Notes

    Pool A                                                         4,641,203.46
    Pool B                                                         1,257,394.62
                                                                   ------------           ------------
                                                                                          5,898,598.08
                                                                                          ============


        Interest Paid Per  $      1,000            Principal Paid Per   $      1,000                Ending Principal
        Original Face      $  9,090,000            Original Face        $  9,090,000                Balance Factor
                           $   2.851356                                 $  14.195498                      64.891068%



VIII. CLASS E NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class E Notes

     Pool A                                                       5,921,160.94
     Pool B                                                       1,618,356.32
                                                                  ------------
                                                                                            7,539,517.26

  Class E Overdue Interest, if any                                        0.00
  Class E Monthly Interest - Pool A                                  39,869.15
  Class E Monthly Interest - Pool B                                  10,896.93
  Class E Overdue Principal, if any                                  10,740.57
  Class E Monthly Principal - Pool A                                115,827.25
  Class E Monthly Principal - Pool B                                 45,575.58
  Cash Shortfall due to Residual funds erroneously
    received in August                                              (10,740.57)               161,402.83
                                                                  ------------
  Ending Principal Balance of the Class E Notes

     Pool A                                                       5,805,333.69
     Pool B                                                       1,572,780.74
                                                                  ------------              ------------
                                                                                            7,378,114.43
                                                                                            ============


  Interest Paid Per   $        1,000            Principal Paid Per  $       1,000               Ending Principal
  Original Face       $   11,370,000            Original Face       $  11,370,000               Balance Factor
                      $     4.464915                                $   14.195500                     64.891068%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance

                      Pool A                                                     7,104,630.57
                      Pool B                                                     1,941,819.14
                                                                               --------------
                                                                                                  9,046,449.71

          Residual Interest - Pool A                                                 6,855.72
          Residual Interest - Pool B                                                     0.00
          Residual Principal - Pool A                                              151,865.08
          Residual Principal - Pool B                                               54,684.82
                                                                               --------------
                                                                                                    206,549.90

          Ending Residual Principal Balance

                      Pool A                                                     6,952,765.49
                      Pool B                                                     1,887,134.32
                                                                               --------------   --------------
                                                                                                  8,839,899.81
                                                                                                ==============

X. PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                         188,273.35
           - Servicer Advances reimbursement                                                        332,720.52
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                        138,170.42
                                                                                                --------------
          Total amounts due to Servicer                                                             659,164.29
                                                                                                ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the beginning of the related Collection Period                                          236,812,345.64

        Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                             0.00

        Decline in Aggregate Discounted Contract Balance                                               5,061,983.99

                                                                                                     --------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the ending of the related Collection Period                                             231,750,361.65
                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances            4,632,423.23

            - Principal portion of Prepayment Amounts                                         0.00

            - Principal portion of Contracts repurchased under Indenture
              Agreement Section 4.02                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that
                have become Defaulted Contracts during the Collection Period            429,560.76

            - Aggregate Discounted Contract Balance of Substitute Contracts
                added during Collection Period                                                0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                            0.00

                                                                                    --------------
                      Total Decline in Aggregate Discounted Contract Balance          5,061,983.99
                                                                                    ==============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the beginning of the related Collection Period                                           64,724,935.01

        Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                             0.00

        Decline in Aggregate Discounted Contract Balance                                               1,822,760.61

                                                                                                     --------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the ending of the related Collection Period                                              62,902,174.40
                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances            1,808,860.58

            - Principal portion of Prepayment Amounts                                         0.00

            - Principal portion of Contracts repurchased under Indenture
              Agreement Section 4.02                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that have
              become Defaulted Contracts during the Collection Period                    13,900.03

            - Aggregate Discounted Contract Balance of Substitute Contracts
              added during Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
              withdrawn during Collection Period                                              0.00

                                                                                    --------------
                      Total Decline in Aggregate Discounted Contract Balance          1,822,760.61
                                                                                    ==============

                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                    294,652,536.05
                                                                                                     ==============

                      DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*


  POOL A

                         Discounted                                        Discounted
Lease #                  Present Value            Lease #                  Present Value
-----------------------------------------         -----------------------------------------
# 2585-005 (08/03)           $309,577.88
# 2012914-001 (08/03)          $4,358.78
# 9900978-004 (08/03)         $39,959.71
# 9900978-006 (08/03)         $88,223,39


                                                  -----------------
                                         Totals:       $442,119.76

  POOL B

                         Discounted                                        Discounted
Lease #                  Present Value            Lease #                  Present Value
-----------------------------------------         -----------------------  ----------------
# 2012329-001 (09/03)          13,990.03                                              $0.00




                                                  -----------------
                                         Totals:        $13,990.03

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS           $456,109.79

b) ADCB AT CLOSING DATE                                          $454,734,535.69

c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                            0.10%


*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                      DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*


         POOL A
                  Repurchases                            $    3,124,259.56
                  Substitutions                          $    1,264,441.80

         POOL B
                  Repurchases                            $      739,993.48
                  Substitutions                          $    6,128,201.07

         TOTAL
                                                         -----------------
                                                         $   11,256,895.91


a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
         CONTRACTS REPURCHASED                           $   11,256,895.91

b) ADCB AT CLOSING DATE                                  $  454,734,535.69

c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                      2.48%

*  ANY DELINQUENT CONTRACT
   THE SERVICER HAS REPURCHASED FROM THE POOL

                      DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

Pool A

                                                                                               Predecessor
                                                       Discounted             Predecessor      Discounted
Lease #             Lessee Name                        Present Value          Lease #          Present Value
-----------         -----------                        -------------          -----------      ---------------
3446-004                                               $  657,993.20          2879-002         $    438,601.04
3446-005                                               $  808,918.85          3220-002         $  2,998,755.95
3446-006                                               $1,496,057.34
3446-007                                               $  437,159.27
                    CASH                               $   39,228.33
3355-003                                               $1,206,272.40          2716-203         $    316,980.82
                                                                              2716-204         $    324,118.47
                                                                              2046-204         $    241,219.41
                                                                              2046-205         $    228,201.51
                                                        -------------                          ---------------
                                       Totals:          $4,643,629.39                          $  4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                              $336,802,716.30
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL                                                           1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                           $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES           NO  X
                                                                                  ---           -----

POOL B

                                                                                               Predecessor
                                                       Discounted             Predecessor      Discounted
Lease #             Lessee Name                        Present Value          Lease #          Present Value
-----------         -----------                        -------------          -----------      ---------------

                                                        -------------                          ---------------
                                       Totals:          $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $         0.00%
b) ADCB OF POOL B AT CLOSING DATE                                                              $117,931,819.40
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                           $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES           NO  X
                                                                                  ---           -----

                      DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING - (POOL A) & GENERAL RIGHTS (POOL B)

Pool A - Non-Performing
                                                                            Predecessor
                                        Discounted          Predecessor     Discounted
Lease #    Lessee Name                  Present Value       Lease #         Present Value
----------------------------------      --------------      -----------    ---------------
3714-002                                 $1,077,801.74      3196-001           $676,598.53
           Cash                            $186,640.06      3196-002           $240,400.54
                                                            3196-003            $79,697.00
                                                            3116-402            $97,806.30
                                                            3116-404            $43,955.63
                                                            3116-405           $125,983.80


                                        --------------                     ---------------
                           Totals:       $1,264,441.80                       $1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS               1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                          $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

Change in any of the above detail during the related Collection Period    YES [ ]   NO [X]

Pool B - General Contract Substitution Rights
                                                                            Predecessor
                                        Discounted          Predecessor     Discounted
Lease #    Lessee Name                  Present Value       Lease #         Present Value
----------------------------------      --------------      -----------    ---------------
3694-001                                 $2,833,341.68      1377-006         $1,547,323.56
3730-002                                 $3,815,001.24      288-097            $697,415.55
                                                            288-098             $22,467.83
                                                            1971-091           $665,899.16
                                                            2478-002           $477,187.21
                                                            2478-091            $51,246.48
                                                            3273-002         $2,581,143.34
                                                            3251-003            $85,517.94

                                        --------------                     ---------------
                           Totals:       $6,648,342.92                       $6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                 $6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                          $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

Change in any of the above detail during the related Collection Period    YES [ ]   NO [X]

                       DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XVI. Pool Performance Measurements

1.     Aggregate Discounted Contract Balance
     Contracts Delinquent > 90 days                     Total Outstanding Contracts
     This Month                      2,683,556.41       This Month          294,652,536.05
     1 Month Prior                   2,110,051.89       1 Month Prior       301,537,280.65
     2 Months Prior                  3,308,497.18       2 Months Prior      317,497,550.96

     Total                           9,102,105.48       Total               913,687,367.66

     a) 3 Month Average              3,034,035.18       b) 3 Month Average  304,562,455.89
     c) a/b                                  1.00%

2.   Does a Delinquency Condition Exist (1c > 6%)?                                     Yes           No   X
                                                                                          ---------    --------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                             Yes           No   X
                                                                                          ---------    --------
     B. An Indenture Event of Default has occurred and is then continuing?             Yes           No
                                                                                          ---------    --------

4.   Has a Servicer Event of Default occurred?                                         Yes           No
                                                                                          ---------    --------

5.   Amortization Event Check


     A. Is 1c > 8%?                                                                    Yes           No   X
                                                                                          ---------    --------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                            Yes           No
                                                                                          ---------    --------

    C. As of any Determination date, the sum of all defaulted contracts
       since the Closing date exceeds 6% of the ADCB on the Closing Date?              Yes           No   X
                                                                                          ---------    --------

6.   Aggregate Discounted Contract Balance at Closing Date                         Balance $ 454,734,535.69
                                                                                           ----------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:
                                                                                   Total            % of Total
                                                                  A.D.C.B.         A.D.C.B.         A.D.C.B.
                                                                  --------         --------         ----------
     30 Days Overdue                                              68,276,193.23    294,652,536.05   23.172%
     60 Days Overdue                                              15,560,996.30    294,652,536.05    5.381%
     90 Days Overdue                                                 116,883.01    294,652,536.05    0.040%
     120 Days Overdue                                              2,332,940.68    294,652,536.05    0.792%
     150 Days Overdue                                                233,732.72    294,652,536.05    0.079%
     180 Days Overdue                                                      0.00    294,652,536.05    0.000%

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


Please transfer the following funds from DVI Collection A # 33-40182-1
         To the  Distribution Account                                      5,254,187.17
                                                                         --------------

Please transfer the following funds from DVI Collection B # 33-40182-3
         To the  Distribution Account                                      1,822,128.00
                                                                         --------------

Please transfer the following funds from SPG Collection A # 33-40182-0
         To the  Distribution Account                                        840,119.78
                                                                         --------------

Please transfer the following funds from SPG Collection B # 33-40182-2
         To the  Distribution Account                                        374,661.43
                                                                         --------------